Filed pursuant to Rule 497(a)

Registration No. 333-195748

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$400.0 MILLION 3.875% NOTES DUE 2020

New York, NY—November 18, 2014—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $400.0 million in aggregate principal amount of 3.875% notes due 2020.  The notes will mature on January 15, 2020 and may be redeemed in whole or in part at Ares Capital’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Barclays, Deutsche Bank Securities, Mizuho Securities, Morgan Stanley and SunTrust Robinson Humphrey are acting as joint book-running managers for this offering.  The offering is expected to close on November 21, 2014, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The pricing term sheet dated November 18, 2014, the preliminary prospectus supplement dated November 18, 2014 and the accompanying prospectus dated June 27, 2014, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, 866-803-9204; or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue, South Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop debt and equity financing solutions to U.S. middle market companies, venture capital backed businesses and power generation projects.  Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform.  Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies.  Ares Capital has elected to be regulated as a business development company, and is externally managed by a subsidiary of Ares Management, L.P. (“Ares Management”) (NYSE:ARES).  Ares Management is a publicly traded, leading global alternative asset manager with approximately $80 billion of assets under management as of September 30, 2014.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl G. Drake

Jana Markowicz
Ares Capital Corporation
888-818-5298